                                                                    EXHIBIT 10.8

                               PLEDGE AGREEMENT
                               ----------------
                              [NAC Holdings, Inc.]


     THIS PLEDGE AGREEMENT (this "Agreement") dated as of July 10, 1998, is by
                                  ---------
and between NAC HOLDINGS, INC., a Nevada corporation (the "Pledgor"), located at
                                                           -------
1325 Airmotive Way, Reno, Nevada 89502, and CHASE BANK OF TEXAS, NATIONAL ASSOCIATION (formerly known as Texas Commerce Bank National Association), a national banking association ("Chase"), not in its individual capacity but
                               -----
solely as agent for itself and each of the other banks or lending institutions (each, a "Bank" and collectively, the "Banks") which is or may from time to time
          ----                         -----
become a signatory to the Credit Agreement (hereinafter defined) or any successor or permitted assignee thereof (Chase in such capacity, together with its successors in such capacity, the "Agent").
                                      -----

                               R E C I T A L S:
                               ---------------

     A.   CellStar Corporation, a Delaware corporation (the "Borrower"), the
                                                             --------
Agent, The First National Bank of Chicago and National City Bank, as co-agents (collectively, the "Co-Agents"), and the Banks are parties to that certain
                    ---------
Credit Agreement dated as of October 15, 1997 (such Credit Agreement, as the same has been and may be amended, supplemented or modified from time to time, the "Credit Agreement").
     ----------------

B. The Credit Agreement requires the Pledgor to execute and deliver this Agreement.

                              A G R E E M E N T:
                              -----------------

     NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I

                          Security Interest and Pledge
                          ----------------------------

     Section 1.1.   Terms Defined in Credit Agreement.  All capitalized terms
                    ---------------------------------
used and not otherwise defined herein shall have their respective meanings as specified in the Credit Agreement.

     Section 1.2.   Security Interest and Pledge.  Subject to the terms of this
                    ----------------------------
Agreement, Pledgor hereby pledges and grants to the Agent, for the pro rata benefit of the Banks, a first priority security interest in the following property whether now owned or hereafter acquired by Pledgor (such property being hereinafter sometimes called the "Collateral"):
                                  ----------



PLEDGE AGREEMENT - Page 1
[NAC Holdings, Inc.]

          (a) All present and future issued and outstanding shares of capital stock or other equity or investment securities issued by Florida Properties, Inc., a Texas corporation ("Florida Properties"), now owned or
                                             ------------------
     hereafter acquired by Pledgor, including without limitation 1000 shares of common capital stock of Florida Properties evidenced by certificate number 01;

          (b) All of Pledgor's rights, titles and interests (whether legal, equitable or beneficial) but not obligations or liabilities (collectively, the "Partnership Interest") as a limited partner of CellStar Global
          --------------------
     Satellite Service, Ltd., a Texas limited partnership (the "Partnership"),
                                                                -----------
     and all of Pledgor's rights, titles and interests in, to and under that certain partnership agreement (the "Partnership Agreement") forming the
                                         ---------------------
     Partnership by and between Pledgor and National Auto Center, Inc., a Delaware corporation ("NAC"), including, without limitation, the Pledgor's
                            ---
     undivided interest in partnership properties and assets and any and all rights to receive distributions, whether in cash or in kind, draws, proceeds, income, or any other payment of any nature whatsoever, or assignment or conveyance of undivided interests in assets, whether real or personal, made or required to be made with respect to the Partnership Interest, whether upon dissolution or termination of the Partnership or otherwise, including without limitation all interests of Pledgor in all payments, gross receipts, accounts, accounts receivable, notes and other rights to the payment of money and all property and assets of the Partnership, together with any and all evidence of the Partnership Interest and any and all certificates, options, rights, or other interests or distributions issued in addition to, in substitution or exchange for, or on account of, the Partnership Interest, and any and all exchanges and substitutions for, increases, products and proceeds of the foregoing, all of the foregoing whether now owned or hereafter acquired by Pledgor;

          (c) All present and future issued and outstanding shares of capital stock or other equity or investment securities issued by any Subsidiary of Pledgor not named above, except Foreign Subsidiaries and holding companies of Foreign Subsidiaries, now owned or hereafter acquired by Pledgor;

          (d) All present and future issued and outstanding shares of non-voting capital stock or other non-voting equity or investment securities issued by any Subsidiary of Pledgor not named above which is a holding company of any Foreign Subsidiary, now owned or hereafter acquired by Pledgor;

          (e) 65% of all present and future issued and outstanding shares of voting capital stock or other voting equity or investment securities issued by any Subsidiary of Pledgor not named above which is a holding company of any Foreign Subsidiary, now owned or hereafter acquired by Pledgor;



PLEDGE AGREEMENT - Page 2
[NAC Holdings, Inc.]

          (f) All present and future increases, profits, combinations, reclassifications of, and substitutes and replacements for, all or part of the foregoing, and all present and future accounts, contract rights, general intangibles, chattel paper, documents, instruments, cash and noncash proceeds, and other rights arising from or by virtue of, or from the voluntary or involuntary sale, lease, or other disposition of, or collections with respect to, all or any part of the foregoing; and

          (g) All products, proceeds, revenues, distributions, dividends, stock dividends, securities, and other property, rights, and interests that Pledgor receives or is at any time entitled to receive on account of any of the foregoing.

     Section 1.3.   Obligations.  The security interest granted, ratified and
                    -----------
confirmed hereby is to secure the payment or performance of the following obligations, indebtedness, and liabilities of Pledgor, now existing or hereafter arising (all of such obligations, indebtedness, and liabilities being hereinafter sometimes called the "Obligations"):
                                  -----------

          (a) the indebtedness, liabilities and obligations of Borrower to the Banks evidenced by those Notes executed by Borrower pursuant to the Credit Agreement and payable to the order of the Banks in the aggregate principal amount of $135,000,000;

          (b) the indebtedness, liabilities and obligations of Pledgor to the Agent, the Co-Agents and the Banks under that certain Guaranty of even date hereof executed by the Pledgor and the other guarantors named therein in favor of the Agent, the Co-Agents and the Banks;

          (c) the indebtedness, liabilities and obligations of the Borrower to the Agent, the Co-Agents and the Banks pursuant to the Credit Agreement;

          (d) all of the "Obligations," as such term is defined in the Credit Agreement;

          (e) all future Advances by the Agent or any Bank to the Borrower;

          (f) all costs and expenses, including without limitation all reasonable attorneys' fees and legal expenses, incurred by the Agent, any Co-Agent or any Bank to preserve and maintain the Collateral, collect the obligations herein described and enforce this Agreement;

          (g) all other obligations, indebtedness and liabilities of Pledgor to the Agent, any Co-Agent or any Bank under any of the Loan Documents, now existing or hereafter arising, regardless of whether such obligations, indebtedness and liabilities are similar, dissimilar, related, unrelated, direct, indirect, fixed, contingent, primary, secondary, joint, several, or joint and several; and



PLEDGE AGREEMENT - Page 3
[NAC Holdings, Inc.]

          (h) all extensions, renewals and modifications of any of the foregoing.

Without limiting the foregoing, this Agreement secures the payment of all amounts that constitute part of the obligations and would be owed by the Borrower to the Agent, any Co-Agent or any Bank but for the fact that they are unenforceable or not allowable due to the existence of bankruptcy, reorganization, or similar proceedings involving the Borrower.


                                  ARTICLE II

                        Representations and Warranties
                        ------------------------------

     Pledgor represents and warrants to the Agent that:

     Section 2.1.   Title.  Pledgor owns, and with respect to Collateral
                    -----
acquired after the date hereof, Pledgor will own, legally and beneficially, the Collateral free and clear of any Lien or claim or any right or option on the part of any third Person to purchase or otherwise acquire the Collateral or any part thereof. The Collateral is not subject to any restriction on transfer or assignment except for compliance with applicable federal and state securities laws and regulations promulgated thereunder. Pledgor has the unrestricted right to pledge the Collateral as contemplated hereby. All of the Collateral has been duly and validly issued and is fully paid and nonassessable. Pledgor is the sole limited partner of the Partnership.

     Section 2.2.   Organization and Authority.  Pledgor is a corporation duly
                    --------------------------
organized, validly existing, and in good standing under the laws of its state of incorporation. Pledgor has the corporate power and authority to execute, deliver, and perform this Agreement, and the execution, delivery, and performance of this Agreement by Pledgor have been duly authorized by all necessary corporate action on the part of Pledgor and do not and will not violate or conflict with the certificate/articles of incorporation or bylaws of Pledgor or any law, rule or regulation or any order, writ, injunction, or decree of any Governmental Authority or arbitrator and do not and will not conflict with, result in a breach of, or constitute a default under the provisions of any agreement or instrument to which Pledgor is a party or by which Pledgor or any of its property is bound or subject.

     Section 2.3.   Financing Statements.  No financing statement covering any
                    --------------------
of the Collateral or its proceeds, except financing statements naming the Agent as secured party, is on file in any public office. So long as any amount remains unpaid on any Obligations or the Agent has any Commitment, Pledgor will not execute or file, or consent to or permit the filing of, any such financing statement or statements in any public office, except the financing statement filed or to be filed with respect to the security interest hereby granted.

     Section 2.4.   Principal Place of Business.  The principal place of
                    ---------------------------
business and chief executive office of Pledgor, and the office where Pledgor keeps its books and records, is located at the address of Pledgor shown at the beginning of this Agreement.


PLEDGE AGREEMENT - Page 4
[NAC Holdings, Inc.]

     Section 2.5.   Percentage of Stock.  The shares of capital stock included
                    -------------------
in the Collateral constitute 100% of the issued and outstanding shares of capital stock of Florida Properties.

     Section 2.6.   Litigation.  Except as disclosed on Schedule 8.5 to the
                    ----------
Credit Agreement, there is no litigation, investigation, or governmental proceeding pending or threatened against Pledgor or any of its properties which if adversely determined would have a material adverse effect on the Collateral or the financial condition, operations, or business of Pledgor.

     Section 2.7.   First Priority Perfected Security Interest.  Upon the filing
                    ------------------------------------------
of UCC financing statements and Agent's taking possession of the certificates representing the stock included in the Collateral, this Agreement creates in favor of the Agent a first priority perfected security interest in the Collateral. There are no conditions precedent to the effectiveness of this Agreement that have not been fully and permanently satisfied.

     Section 2.8.   Benefit to Pledgor.  The value of the consideration received
                    ------------------
and to be received by the Pledgor as a result of the Borrower, the Agent, the Co-Agents and the Banks entering into the Credit Agreement and the Pledgor executing and delivering this Agreement is reasonably worth at least as much as the liability and obligation of the Pledgor hereunder. Such liability and obligation of the Pledgor hereunder. Such liability and obligation and the Borrower's entering the Credit Agreement have benefited and may reasonably be expected to benefit the Pledgor directly and indirectly. The ability of Borrower to borrow and obtain letters of credit from time to time under the Credit Agreement will benefit Pledgor and the consolidated corporate group of which the Pledgor is a part and are necessary and convenient to the conduct, promotion and attainment of the business of the Pledgor. The Pledgor has adequate capital to conduct its business as a going concern, as presently conducted and as proposed to be conducted. The Pledgor will be able to meet its obligations hereunder and in respect of its other existing and future indebtedness and liabilities as and when the same shall be due and payable. The Pledgor is not insolvent (as that term is defined in 11 U.S.C. (S) 101 or applicable law) and will not be rendered insolvent by its obligations hereunder. The foregoing representations are supported by the Pledgor's internal projections and forecasts. The Pledgor has determined that the execution and delivery of this Agreement is to its advantage and benefit, taking into account all relevant facts and circumstances.

                                  ARTICLE III

                      Affirmative and Negative Covenants
                      ----------------------------------

     Pledgor covenants and agrees with the Agent that until the Obligations are paid and performed in full and all Commitments have terminated:

     Section 3.1.   Delivery.  Prior to or concurrently with the execution and
                    --------
delivery of this Agreement, Pledgor shall deliver to the Agent all certificates identified in subsections (a) and b of


PLEDGE AGREEMENT - Page 5
[NAC Holdings, Inc.]

Section 1.2 hereof, and all other certificates evidencing any other Collateral
-----------
existing on the date hereof, accompanied by undated stock powers duly executed in blank.

     Section 3.2.   Encumbrances.  Pledgor shall not create, permit, or suffer
                    ------------
to exist, and shall defend the Collateral against, any Lien on the Collateral except the Permitted Liens, and shall defend Pledgor's rights in the Collateral and the Agent's security interest in the Collateral against the claims and demands of all Persons. Pledgor shall do nothing to impair the rights of the Agent in the Collateral.

     Section 3.3.   Disposition of Collateral.  Pledgor shall not sell, assign
                    -------------------------
(by operation of law or otherwise), or otherwise dispose of, or grant any option with respect to the Collateral or any part thereof without the prior written consent of the Agent.

     Section 3.4.   Distributions.  If Pledgor shall become entitled to receive
                    -------------
or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase, or reduction of capital or issued in connection with any reorganization), option or rights, whether as an addition to, in substitution of, or in exchange for any Collateral or otherwise, Pledgor agrees to accept the same as the Agent's agent and to hold the same in trust for the Agent, and to deliver the same forthwith to the Agent in the exact form received, with the appropriate endorsement of Pledgor when necessary and/or appropriate undated stock powers duly executed in blank, to be held by the Agent as additional Collateral for the Obligations, subject to the terms hereof. Any sums paid upon or in respect of the Collateral upon the liquidation, dissolution or winding up of any issuer of Collateral shall be paid over to the Agent to be held by it as additional Collateral for the Obligations subject to the terms hereof; and in case any distribution of capital shall be made on or in respect of the Collateral or any property shall be distributed upon or with respect to the Collateral pursuant to any recapitalization or reclassification of the capital of any issuer of Collateral or pursuant to any reorganization of any issuer of Collateral, the property so distributed shall be delivered to the Agent to be held by it, as additional Collateral for the Obligations, subject to the terms hereof. All sums of money and property so paid or distributed in respect of the Collateral that are received by Pledgor shall, until paid or delivered to the Agent, be held by Pledgor in trust as additional security for the Obligations.

     Section 3.5.   Further Assurances.  At any time and from time to time, upon
                    ------------------
the request of the Agent, and at the sole expense of Pledgor, Pledgor shall promptly execute and deliver all such further instruments and documents and take such further action as the Agent may deem necessary or desirable to preserve and perfect its security interest in the Collateral and carry out the provisions and purposes of this Agreement, including, without limitation, the execution and filing of such financing statements as the Agent may require. A carbon, photographic, or other reproduction of this Agreement or of any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement and may be filed as a financing statement. Subject to the right of Pledgor to receive cash dividends and distributions under Section 4.3
                                                                   -----------
hereof, in the event any Collateral is ever received by Pledgor, Pledgor shall promptly transfer and deliver to the Agent such



PLEDGE AGREEMENT - Page 6
[NAC Holdings, Inc.]

Collateral so received by Pledgor (together with any necessary endorsements in blank, pledge endorsements, other appropriate endorsements, or undated stock powers duly executed in blank), which Collateral shall thereafter be held by the Agent pursuant to the terms of this Agreement. The Agent shall at all times have the right to exchange any certificates representing Collateral for certificates of smaller or larger denominations for any purpose consistent with this Agreement.

     Section 3.6.   Inspection Rights.  Pledgor shall permit the Agent and its
                    -----------------
representatives to examine, inspect, and copy Pledgor's books and records at any reasonable time and as often as the Agent may desire during normal business hours.

     Section 3.7.   Taxes.  The Pledgor agrees to pay or discharge prior to
                    -----
delinquency all taxes, assessments, levies, and other governmental charges imposed on it or its property, except Pledgor shall not be required to pay or discharge any tax, assessment, levy, or other governmental charge if (i) the amounts or validity thereof is being contested by Pledgor in good faith by appropriate proceedings diligently pursued, (ii) such proceedings do not involve any risk of sale, forfeiture, or loss of the Collateral or any interest therein, and (iii) adequate reserves therefor have been established in conformity with GAAP.

     Section 3.8.   Notification.  Pledgor shall promptly, and in any event
                    ------------
within five days after Pledgor obtains knowledge or becomes aware of any of the following, notify the Agent of (a) any Lien or claim that has attached to or been made or asserted against any of the Collateral, (b) any material damage to or loss of any of the Collateral, (c) the occurrence of any other event that could have a material adverse effect on the Collateral or the security interest created hereunder, and (d) the occurrence or existence of any Default.

     Section 3.9.   Books and Records; Information.  Pledgor shall keep accurate
                    ------------------------------
and complete books and records of the Collateral and Pledgor's business and financial condition in accordance with GAAP. Pledgor shall from time to time at the request of the Agent deliver to the Agent such information regarding the Collateral and Pledgor as the Agent may request. Pledgor shall mark its books and records to reflect the security interest of the Agent under this Agreement.

     Section 3.10.  Compliance with Laws and Agreements.  Pledgor shall comply
                    -----------------------------------
in all material respects with all applicable laws, rules, regulations, orders and decrees of any Governmental Authority or arbitrator and all material agreements, contracts, and instruments binding on it or affecting its properties or business.

     Section 3.11.  Additional Securities.  Pledgor shall not consent to or
                    ---------------------
approve the issuance of any additional shares of any class of capital stock of any issuer of Collateral, or any securities convertible into, or exchangeable for, any such shares or any warrants, options, rights, or other commitments entitling any Person to purchase or otherwise acquire any such shares.


PLEDGE AGREEMENT - Page 7
[NAC Holdings, Inc.]

                                  ARTICLE IV

                          Rights of Agent and Pledgor
                          ---------------------------

     Section 4.1.   Power of Attorney.  Pledgor hereby irrevocably constitutes
                    -----------------
and appoints the Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead and in the name of Pledgor or in its own name, to take any and all action and to execute any and all documents and instruments which the Agent at any time and from time to time deems necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, Pledgor hereby gives the Agent the power and right on behalf of Pledgor and in its own name to do any of the following (subject to the rights of Pledgor under Sections 4.2 and 4.3 hereof), without notice to or
                            ------------     ---
the consent of Pledgor, and whether or not an Event of Default has occurred or is continuing (except as otherwise expressly provided below):

          (i) after the occurrence and during the continuance of an Event of Default, to demand, sue for, collect, or receive in the name of Pledgor or in its own name, any money or property at any time payable or receivable on account of or in exchange for any of the Collateral and, in connection therewith, endorse checks, notes, drafts, acceptances, money orders, or any other instruments for the payment of money under the Collateral;

          (ii) to pay or discharge taxes or Liens levied or placed on or threatened against the Collateral;

          (iii) (A) after the occurrence and during the continuance of an Event of Default, to direct account debtors and any other parties liable for any payment under any of the Collateral to make payment of any and all monies due and to become due thereunder directly to the Agent or as the Agent shall direct; (B) after the occurrence and during the continuance of an Event of Default, to receive payment of and receipt for any and all monies, claims, and other amounts due and to become due at any time in respect of or arising out of any Collateral; (C) after the occurrence and during the continuance of an Event of Default, to sign and endorse any drafts, assignments, proxies, stock powers, verifications, notices, and other documents relating to the Collateral; (D) after the occurrence and during the continuance of an Event of Default, to commence and prosecute any suit, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral; (E) after the occurrence and during the continuance of an Event of Default, to defend any suit, action, or proceeding brought against Pledgor with respect to any Collateral; (F) after the occurrence and during the continuance of an Event of Default, to settle, compromise, or adjust any suit, action, or proceeding described above and, in connection therewith, to give such discharges or releases as the Agent may deem appropriate; (G) to exchange any of the Collateral for other property upon any merger, consolidation, reorganization, recapitalization, or other



PLEDGE AGREEMENT - Page 8
[NAC Holdings, Inc.]

     readjustment of any issuer of Collateral and, in connection therewith, deposit any of the Collateral with any committee, depositary, transfer agent, registrar, or other designated agency upon such terms as the Agent may determine; (H) to add or release any guarantor, indorser, surety, or other party to any of the Collateral or the Obligations; (I) to renew, extend, or otherwise change the terms and conditions of any of the Collateral or Obligations; and (J) after the occurrence and during the continuance of an Event of Default, to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Agent were the absolute owner thereof for all purposes, and to do, at the Agent's option and Pledgor's expense, at any time, or from time to time, all acts and things which the Agent deems necessary to protect, preserve, or realize upon the Collateral and the Agent's security interest therein.

     This power of attorney is a power coupled with an interest and shall be irrevocable. The Agent shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges, and options expressly or implicitly granted to the Agent in this Agreement, and shall not be liable for any failure to do so or any delay in doing so. The Agent shall not be liable for any act or omission or for any error of judgment or any mistake of fact or law in its individual capacity or in its capacity as attorney-in-fact except acts or omissions resulting from its willful misconduct. This power of attorney is conferred on the Agent solely to protect, preserve, and realize upon its security interest in the Collateral. The Agent will exercise its best efforts to notify Pledgor of any action taken by the Agent in its capacity as attorney-in-fact pursuant to this Section, promptly after such action is taken provided that any failure by the Agent to so notify Pledgor shall not impose any liability upon the Agent or affect its rights and remedies hereunder, at law or in equity. The Agent shall not be responsible for any decline in the value of the Collateral and shall not be required to take any steps to preserve rights against prior parties or to protect, preserve, or maintain any security interest or Lien given to secure the Collateral.

     Section 4.2.   Voting Rights.  Unless and until an Event of Default shall
                    -------------
have occurred and be continuing, Pledgor shall be entitled to exercise any and all voting rights pertaining to the Collateral or any part thereof in accordance with the direction of the Pledgor for any purpose not inconsistent with the terms of this Agreement or the Credit Agreement.

     Section 4.3.   Dividends and Distributions.  Unless and until an Event of
                    ---------------------------
Default shall have occurred and be continuing, Pledgor shall be entitled to receive and retain or distribute to Borrower any dividends and distributions on the Collateral paid in cash to the extent and only to the extent that such dividends and distributions are permitted by the Credit Agreement, except as provided in Section 3.4 hereof.
            -----------

     Section 4.4.   Setoff; Property Held by Agents and the Banks.  If an Event
                    ---------------------------------------------
of Default shall have occurred and be continuing, the Agent, each Co-Agent and each Bank shall have the right to set off and apply against the Obligations, at any time and without notice to Pledgor, any and all deposits (general or special, time or demand, provisional or final) or other sums at any time credited


PLEDGE AGREEMENT - Page 9
[NAC Holdings, Inc.]

by or owing from the Agent, any Co-Agent or any Bank to Pledgor whether or not the Obligations are then due. As additional security for the Obligations, Pledgor hereby grants the Agent, each Co-Agent and each Bank a security interest in all money, instruments, and other property of Pledgor now or hereafter held by the Agent, any Co-Agent or any Bank, including, without limitation, property held in safekeeping. In addition to the Agent's, any Co-Agent's or any Bank's right of setoff and as further security for the Obligations, Pledgor hereby grants the Agent, each Co-Agent and each Bank a security interest in all deposits (general or special, time or demand, provisional or final) and other accounts of Pledgor now or hereafter on deposit with or held by the Agent, any Co-Agent or any Bank and all other sums at any time credited by or owing from the Agent, any Co-Agent or any Bank to Pledgor. The rights and remedies of the Agent, each Co-Agent and each Bank hereunder are in addition to other rights and remedies (including, without limitation, other rights of setoff) which the Agent, any Co-Agent or any Bank may have.

     Section 4.5.   Performance by Agent.  If Pledgor shall fail to perform any
                    --------------------
covenant or agreement contained in this Agreement, the Agent may perform or attempt to perform such covenant or agreement on behalf of Pledgor. In such event, Pledgor shall, at the request of the Agent, promptly pay any amount expended by the Agent in connection with such performance or attempted performance to the Agent, together with interest thereon at the Default Rate from and including the date of such expenditure to but excluding the date such expenditure is paid in full. Notwithstanding the foregoing, it is expressly agreed that the Agent shall not have any liability or responsibility for the performance of any obligation of Pledgor under this Agreement.

     Section 4.6.   Agent's Duty of Care.  Other than the exercise of reasonable
                    --------------------
care in the physical custody of the Collateral while held by the Agent hereunder, the Agent shall have no responsibility for or obligation or duty with respect to all or any part of the Collateral or any matter or proceeding arising out of or relating thereto, including, without limitation, any obligation or duty to collect any sums due in respect thereof or to protect or preserve any rights against prior parties or any other rights pertaining thereto, it being understood and agreed that Pledgor shall be responsible for preservation of all rights in the Collateral. Without limiting the generality of the foregoing, the Agent shall be conclusively deemed to have exercised reasonable care in the custody of the Collateral if the Agent takes such action, for purposes of preserving rights in the Collateral, as Pledgor may reasonably request in writing, but no failure or omission or delay by the Agent in complying with any such request by Pledgor, and no refusal by the Agent to comply with any such request by Pledgor, shall be deemed to be a failure to exercise reasonable care.

                                   ARTICLE V

                                    Default
                                    -------

     Section 5.1.   Rights and Remedies.  If any Event of Default shall occur,
                    -------------------
the Agent shall have the following rights and remedies:



PLEDGE AGREEMENT - Page 10
[NAC Holdings, Inc.]

          (i) In addition to all other rights and remedies granted to the Agent in this Agreement and in any other Loan Document or by applicable law, the Agent shall have all of the rights and remedies of a secured party under the UCC. Without limiting the generality of the foregoing, the Agent may (A) without demand or notice to Pledgor, collect, receive, or take possession of the Collateral or any part thereof, (B) sell or otherwise dispose of the Collateral, or any part thereof, in one or more parcels at public or private sale or sales, at the Agent's offices or elsewhere, for cash, on credit, or for future delivery, and/or (C) bid and become a purchaser at any sale free of any right or equity of redemption in Pledgor, which right or equity is hereby expressly waived and released by Pledgor. Upon the request of the Agent, Pledgor shall assemble the Collateral and make it available to the Agent at any place designated by the Agent that is reasonably convenient to Pledgor and the Agent. Pledgor agrees that the Agent shall not be obligated to give more than five days written notice of the time and place of any public sale or of the time after which any private sale may take place and that such notice shall constitute reasonable notice of such matters. The Agent shall not be obligated to make any sale of the Collateral regardless of notice of sale having been given. The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Pledgor shall be liable for all expenses of retaking, holding, preparing for sale, or the like, and all attorneys' fees and other expenses incurred by the Agent in connection with the collection of the Obligations and the enforcement of the Agent's rights under this Agreement, all of which expenses and fees shall constitute additional Obligations secured by this Agreement. The Agent may apply the Collateral against the Obligations in such order and manner as the Agent may elect in its sole discretion. Pledgor shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay the Obligations. Pledgor waives all rights of marshalling in respect of the Collateral.

          (ii) The Agent may cause any or all of the Collateral held by it to be transferred into the name of the Agent (if the Agent is not yet the registered owner of the Collateral) or the name or names of the Agent's nominee or nominees.

          (iii) The Agent may collect or receive all money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so.

          (iv) The Agent shall have the right, but shall not be obligated to, exercise or cause to be exercised all voting, consensual, and other powers of ownership pertaining to the Collateral, including, without limitation, all rights, titles and interests of Pledgor as limited partner of the Partnership and Pledgor shall deliver to the Agent, if requested by the Agent, irrevocable proxies with respect to the Collateral in form satisfactory to the Agent.



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

          (v) The Agent may notify or require Pledgor to notify parties obligated under any accounts, instruments, contracts or agreements which are part of the Collateral, including, without limitation, the Partnership Agreement, to make payment directly to the Agent, and the Agent may take possession of all proceeds of any such instruments and contracts in Pledgor's possession. Any such payments or distributions received by Pledgor after an Event of Default shall, until paid or delivered to the Agent, be held by Pledgor in trust as additional security for the Obligations.

          (vi) Pledgor hereby acknowledges and confirms that the Agent may be unable to effect a public sale of any or all of the Collateral by reason of certain prohibitions contained in the Securities Act of 1933, as amended, and applicable state securities laws and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers who will be obligated to agree, among other things, to acquire any shares of the Collateral for their own respective accounts for investment and not with a view to distribution or resale thereof. Pledgor further acknowledges and confirms that any such private sale may result in prices or other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner, and the Agent shall be under no obligation to take any steps in order to permit the Collateral to be sold at a public sale. The Agent shall be under no obligation to delay a sale of any of the Collateral for any period of time necessary to permit any issuer thereof to register such Collateral for public sale under the Securities Act of 1933, as amended, or under applicable state securities laws.

          (vii) On any sale of the Collateral, the Agent is hereby authorized to comply with any limitation or restriction with which compliance is necessary, in the view of the Agent's counsel, in order to avoid any violation of applicable law or in order to obtain any required approval of the purchaser or purchasers by any applicable governmental authority.

          (viii) The Agent may subrogate to all of Pledgor's interests, rights, and remedies with respect to any of the Collateral.


                                  ARTICLE VI

                                 Miscellaneous
                                 -------------

     Section 6.1.   Expenses.  The Pledgor hereby agrees to pay on demand: (a)
                    --------
all reasonable costs and out-of-pocket expenses of the Agent in connection with the preparation, negotiation, execution, and delivery of this Agreement and the other Loan Documents and any and all amendments, modifications, renewals, extensions, and supplements thereof and thereto, including, without limitation, the reasonable fees and expenses of legal counsel for the Agent, (b) all costs and out-of-pocket expenses of the Agent, the Co-Agents and the Banks, or any of them in connection with any Default and the enforcement of this Agreement or any other Loan Document, including,


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

without limitation, the reasonable fees and expenses of legal counsel for the Agent, the Co-Agents and the Banks, or any of them, (c) all transfer, stamp, documentary, or other similar taxes, assessments, or charges levied by any Governmental Authority in respect of this Agreement or any of the other Loan Documents, (d) all reasonable costs, out-of-pocket expenses, assessments, and other charges incurred in connection with any filing, registration, recording, or perfection of any security interest or Lien contemplated by this Agreement or any other Loan Document, and (e) all other reasonable costs and out-of-pocket expenses incurred by the Agent in connection with this Agreement or any other Loan Document, including, without limitation, all fees, costs, out-of-pocket expenses, and other charges incurred in connection with performing or obtaining any audit or appraisal in respect of the Collateral.

     Section 6.2.   INDEMNIFICATION.  THE PLEDGOR HEREBY AGREES TO INDEMNIFY THE
                    ---------------
AGENT AND EACH BANK AND EACH AFFILIATE THEREOF AND THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, ATTORNEYS, AGENTS, AND PARTICIPANTS FROM, AND HOLD EACH OF THEM HARMLESS AGAINST, ANY AND ALL LOSSES, LIABILITIES, CLAIMS, DAMAGES, PENALTIES, JUDGMENTS, DISBURSEMENTS, COSTS, INTEREST, EXPENSES (INCLUDING REASONABLE ATTORNEYS' FEES), AND AMOUNTS PAID IN SETTLEMENT TO WHICH ANY OF THEM MAY BECOME SUBJECT WHICH DIRECTLY OR INDIRECTLY ARISE FROM OR RELATE TO (A) THE NEGOTIATION, EXECUTION, DELIVERY, PERFORMANCE, ADMINISTRATION, OR ENFORCEMENT OF ANY OF THE LOAN DOCUMENTS, (B) ANY OF THE TRANSACTIONS CONTEMPLATED BY THE LOAN DOCUMENTS, (C) ANY BREACH BY THE BORROWER OR THE PLEDGOR OF ANY REPRESENTATION, WARRANTY, COVENANT, OR OTHER AGREEMENT CONTAINED IN ANY OF THE LOAN DOCUMENTS,
(D) THE PRESENCE, RELEASE, THREATENED RELEASE, DISPOSAL, REMOVAL, OR CLEANUP OF ANY HAZARDOUS MATERIAL LOCATED ON, ABOUT, WITHIN, OR AFFECTING ANY OF THE PROPERTIES OR ASSETS OF THE BORROWER, THE PLEDGOR OR ANY SUBSIDIARY, (E) THE USE OR PROPOSED USE OF ANY LETTER OF CREDIT, (F) ANY AND ALL TAXES, LEVIES, DEDUCTIONS, AND CHARGES IMPOSED ON THE AGENT OR ANY BANK OR ANY OF THEIR RESPECTIVE CORRESPONDENTS IN RESPECT OF ANY LETTER OF CREDIT, OR (G) ANY INVESTIGATION, LITIGATION, OR OTHER PROCEEDING, INCLUDING, WITHOUT LIMITATION, ANY THREATENED INVESTIGATION, LITIGATION, OR OTHER PROCEEDING, RELATING TO ANY OF THE FOREGOING; PROVIDED, HOWEVER, THAT NO PERSON TO BE INDEMNIFIED HEREUNDER
                  --------  -------
SHALL HAVE THE RIGHT TO BE INDEMNIFIED FOR ITS OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. WITHOUT LIMITING ANY PROVISION OF THIS AGREEMENT OR OF ANY OTHER LOAN DOCUMENT, IT IS THE EXPRESS INTENTION OF THE PARTIES HERETO THAT EACH PERSON TO BE INDEMNIFIED UNDER THIS SECTION SHALL BE INDEMNIFIED FROM AND HELD HARMLESS AGAINST ANY AND ALL LOSSES, LIABILITIES, CLAIMS, DAMAGES, PENALTIES, JUDGMENTS, DISBURSEMENTS,



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

COSTS, AND EXPENSES (INCLUDING ATTORNEYS' FEES) ARISING OUT OF OR RESULTING FROM THE SOLE OR CONTRIBUTORY NEGLIGENCE OF SUCH PERSON.

     Section 6.3.   No Waiver; Cumulative Remedies.  No failure on the part of
                    ------------------------------
the Agent, any Co-Agent or any Bank to exercise and no delay in exercising, and no course of dealing with respect to, any right, power, or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies provided for in this Agreement are cumulative and not exclusive of any rights and remedies provided by law.

     Section 6.4.   Successors and Assigns.  This Agreement shall be binding
                    ----------------------
upon and inure to the benefit of Pledgor and the Agent and their respective heirs, successors, and assigns, except that Pledgor may not assign any of its rights or obligations under this Agreement without the prior written consent of the Agent.

     Section 6.5.   AMENDMENT; ENTIRE AGREEMENT.  THIS AGREEMENT AND THE OTHER
                    ---------------------------
LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES HERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO. The provisions of this Agreement may be amended or waived only by an instrument in writing signed by the parties hereto.

     Section 6.6.   Notices.  All notices and other communications provided for
                    -------
in this Agreement shall be given or made in writing and telecopied, mailed by certified mail return receipt requested, or delivered to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof; or, as to any party at such other address as shall be designated by such party in a notice to the other party given in accordance with this Section. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopy, subject to telephone confirmation of receipt, or when personally delivered or, in the case of a mailed notice, when duly deposited in the mails, in each case given or addressed as aforesaid.

     Section 6.7.   GOVERNING LAW; VENUE; SERVICE OF PROCESS.  THIS AGREEMENT
                    ----------------------------------------
SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. THIS AGREEMENT HAS BEEN ENTERED INTO IN DALLAS COUNTY, TEXAS, AND IT SHALL BE PERFORMABLE FOR ALL PURPOSES IN DALLAS COUNTY, TEXAS.



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

     Section 6.8.   Headings.  The headings, captions, and arrangements used in
                    --------
this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

     Section 6.9.   Survival.  All representations and warranties made in this
                    --------
Agreement shall survive the execution and delivery of this Agreement, and no investigation by the Agent or any Bank shall affect the representations and warranties of Pledgor herein or the right of the Agent or any Bank to rely upon them.

     Section 6.10.  Counterparts.  This Agreement may be executed in any number
                    ------------
of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     Section 6.11.  Severability.  Any provision of this Agreement which is
                    ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     Section 6.12.  Construction.  Pledgor and the Agent acknowledge that each
                    ------------
of them has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review this Agreement with its legal counsel and that this Agreement shall be construed as if jointly drafted by Pledgor and the Agent.

     Section 6.13.  Termination.  If all of the Obligations shall have been paid
                    -----------
and performed in full and all Commitments shall have expired or terminated, the Agent shall, upon the written request of Pledgor, execute and deliver to Pledgor a proper instrument or instruments acknowledging the release and termination of the security interests created by this Agreement, and shall duly assign and deliver to Pledgor (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the Agent and has not previously been sold or otherwise applied pursuant to this Agreement. The Agent shall also return to the Pledgor all documents, including certificates, instruments of transfer and contract notes in relation to the Collateral.

     Section 6.14.  WAIVER OF JURY TRIAL.  TO THE FULLEST EXTENT PERMITTED BY
                    --------------------
APPLICABLE LAW, PLEDGOR HEREBY IRREVOCABLY AND EXPRESSLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT, OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE CREDIT AGREEMENT, ANY OF THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY OR THE ACTIONS OF THE AGENT, ANY CO-AGENT OR ANY BANK IN THE NEGOTIATION, ADMINISTRATION, OR ENFORCEMENT THEREOF.



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

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first written above.

                                PLEDGOR:
                                -------

                                NAC HOLDINGS, INC., a Nevada corporation


                                By: /s/ ELAINE RODRIGUEZ
                                   ------------------------------------
                                   Elaine Rodriguez
                                   President

                                Address for Notices:

                                1325 Airmotive Way
                                Reno, Nevada  89502
                                Fax No.:        (702) 322-8808
                                Telephone No.:  (702) 322-2221
                                Attention:      Secretary

                                AGENT:
                                -----

                                CHASE BANK OF TEXAS, NATIONAL
                                ASSOCIATION (formerly known as Texas
                                Commerce Bank National Association), as Agent


                                By: /s/ ALLEN K. KING
                                   -----------------------------------------
                                   Allen K. King
                                   Vice President

                                Address for Notices:

                                2200 Ross Avenue, 3rd Floor
                                Dallas, Texas   75201
                                Fax No.:       (214) 965-2997
                                Telephone No.: (214) 965-2705
                                Attention: Allen K. King



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